                                                                   EXHIBIT 10.10



[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

Dear Power Computing:

Apple intends to authorize Samsung to sell ROMs containing Mac OS software under the conditions described in this letter. These ROMs are considered Proprietary Components under the terms of your Certified Computer Manufacturing Agreement with Apple.

You must pay to Apple a royalty of $   **    for each ROM you purchase from
Samsung. Payments should be made within 45 days after the end of each quarter for all ROMs purchased within such quarter and should be accompanied by a statement indicating the number of ROMs purchased from Samsung during the quarter. Apple is entitled to audit your records to ensure proper payment in accordance with the provisions of your Certified Computer Manufacturing Agreement.

We intend our authorization to Samsung to extend only to orders placed by June 15, 1995 and for shipments scheduled only through August 1, 1995. Apple will inform you when Samsung's authorization goes into effect, if Samsung's authorization is extended beyond this date, or if the royalty payment requirement is discontinued.

This royalty payment requirement does not apply to other Proprietary Components (e.g., ASICs) purchased from Samsung or to ROMs purchased from Sharp Electronics Corporation.

If you agree to purchase ROMs from Samsung under these conditions, please indicate your agreement by signing and returning a copy of this letter to Apple. Upon agreement between Apple and Samsung and receipt of this letter signed by you, we will authorize Samsung to sell ROMs to you.

If you have any questions, please call Steve Winters at 408-974-6209.



Sincerely,

Apple Computer, Inc.

By /s/                                  Date 4/24/95
   ----------------------------


UNDERSTOOD AND AGREED:

Power Computing Corporation

By /s/                                  Date 4/24/95
   ----------------------------